Exhibit 99.1

NEWS RELEASE
Construction Partners, Inc. Completes Florida Acquisition
Transaction Expands Company’s Operations in Florida Panhandle

DOTHAN, AL, September 21, 2026 – Construction Partners, Inc. (NASDAQ: ROAD) (“CPI” or the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways in local markets across the Sunbelt, today announced that it has acquired Roads, Inc. of NWF (“Roads, Inc.”), an asphalt manufacturing and construction business headquartered in Cantonment, Florida. Roads, Inc. provides asphalt paving, roadway construction and disaster response debris removal services throughout Florida, Alabama and the southeastern United States. In connection with the transaction, CPI acquired a hot-mix asphalt plant strategically located north of Pensacola, together with related crews and equipment. The acquired operations will become part of CPI’s Florida platform company, C.W. Roberts Contracting, Incorporated (“CWR”).

Fred J. (Jule) Smith, III, the Company’s President and Chief Executive Officer, said, “We are pleased to welcome the Roads, Inc. team to the CPI family of companies. This transaction expands CWR’s operations in the Florida Panhandle and enhances our ability to serve public and private infrastructure customers throughout this growing region. Roads, Inc.’s strategically located hot-mix asphalt plant, as well as its experienced workforce, construction capabilities and established local relationships, will complement CWR’s existing operations and position us to better serve customers across the Panhandle and beyond. We welcome more than 150 talented new employees to CWR and look forward to building upon Roads, Inc.’s reputation for quality work and reliable service as part of our family of companies.”

About Construction Partners, Inc.

Construction Partners, Inc. is a vertically integrated civil infrastructure company operating in local markets throughout the Sunbelt in Alabama, Florida, Georgia, North Carolina, Oklahoma, South Carolina, Tennessee and Texas. Supported by its hot-mix asphalt plants, aggregate facilities and liquid asphalt terminals, CPI focuses on the construction, repair and maintenance of surface infrastructure. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The company also performs private sector projects that include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “seek,” “continue,” “estimate,” “predict,” “potential,” “targeting,” “could,” “might,” “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe,” “plan” and similar expressions or their negative. The forward-looking statements contained in this press release include, without limitation, statements relating to the benefits of a business acquisition and the expected results of the acquired business. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements are set forth in the Company’s most recent Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other reports the Company files with the SEC. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Contact:
Rick Black
Investor Relations
ROAD@DennardLascar.com
(713) 529-6600